Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Alternet Systems Inc. (the “Company”) on Form 10-KSB/A No.3 for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), I, Henryk Dabrowski, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Report on Form 10KSB/A No.3 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of the periods covered by the Report.

Dated: September 8, 2008	By:	/s/ Henryk Dabrowski
Henryk Dabrowski
Chief Executive Officer